SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Miller Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Miller Convertible Fund

4020 South 147th Street, Suite 2, Omaha, Nebraska 68137

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 27, 2009

Dear Shareholders:

The Board of Trustees of Miller Investment Trust (the “Trust”) has called a special meeting of the Shareholders of the Miller Convertible Fund, a series of the Trust, to be held at the offices of the Trust's administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on March 27, 2009 at 10:00 a.m., Eastern Time, for the following purposes:

1.

Approval of an Amended Distribution Plan pursuant to Rule 12b-1 for Class A shares of the Fund.

2.

Elect one new Trustee to the Board of Trustees.

3.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on February 16, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Darlene Murphy, Secretary

February 27, 2009

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Miller Convertible Fund

4020 South 147th Street, Suite 2, Omaha, Nebraska 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 27, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Miller Investment Trust (the “Trust”) on behalf of the Miller Convertible Fund (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of the Trust's administrator at 450 Wireless Blvd., Hauppauge, New York 11788, on March 27, 2009 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”).  The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 27, 2009. Only shareholders of record at the close of business on February 16, 2009 (the “Record Date”) will be entitled to vote at the Meeting.  The principal offices of the Trust are located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

The presence, in person or by proxy, of the holders of at least one third of the Class A shares of the Fund shall constitute a quorum for purposes of Proposal 1.  The presence, in person or by proxy, of the holders of at least one third of all shares of the Fund shall constitute a quorum for purposes of Proposal 2.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Proposal 1 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Class A shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Class A shares are present or represented by proxy, or (b) more than 50% of the outstanding Class A shares of the Fund.  Election of the Trustee requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.

The Shareholders of the Fund are being asked to consider the following proposals:

I.	Approval of an Amended Distribution Plan pursuant to Rule 12b-1.
II.	Elect one new Trustee to the Board of Trustees.
II.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

A copy of the Fund’s most recent annual report for the fiscal year ended October 31, 2008, including financial statements and schedules, is available at no charge by sending a written request to the Trust’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 877- 441- 4434.

PROPOSAL 1:  APPROVAL OF AN AMENDED DISTRIBUTION PLAN UNDER RULE 12b-1

Rule 12b-1 under the 1940 Act provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund are made pursuant to a written plan that “describes all material aspects of the proposed financing of distribution.”  A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective shareholders, and the printing and mailing of sales literature.  Rule 12b-1 requires that a fund’s board of trustees and shareholders of the applicable class of shares approve any distribution plan or any amendment to increase materially the amount spent under the distribution plan.

On November 27, 2007, the Board of Trustees of the Trust, including a majority of the Trustees that are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan (“Independent Trustees”), approved a Distribution Plan (the  “Original Plan”) for the Fund.  On February 3, 2009, the Board of Trustees, including the Independent Trustees, approved an amended Distribution Plan (the “New Plan”), which is identical to the Original Plan except for the fees.  Under the Original Plan, total fees could not exceed 0.25% of the Class A shares average annual assets.  Under the New Plan, total fees can not exceed 0.50% of the Class A shares average annual assets.  Upon approval by shareholders, the Fund will begin accruing and paying expenses under the New Plan, as described below.  The Adviser has agreed to permanently reduce its investment advisory fee from 1.0% to 0.75% so that the total amount payable to the Adviser under the investment advisory agreement and the Plan will not increase.  A copy of the New Plan is attached to this Proxy Statement as Exhibit A.

The New Plan

The New Plan provides that, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Class A shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising of the Fund regarding the purchase, sale or retention of Shares;  (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request;  (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;  (e) costs of formulating and implementing  marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;  (f) costs of preparing, printing and distributing sales literature;  (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The New Plan provides that the Fund will pay its investment adviser, Wellesley Investment Advisors, Inc. (the “Adviser”) an annual fee for the Adviser’s services in connection with the sales and promotion of the Fund, including its distribution expenses, as described above.  The annual fee paid to the Adviser, calculated daily and paid monthly, will be 0.50% of the average daily net assets of the Fund.  The actual distribution related expenses incurred by the Adviser may be less than the 12b-1 fees that the Adviser receives from the Fund.  Payments received by the Adviser under the New Plan are in addition to fees paid by the Fund to the Adviser under the Management Agreement between the Adviser and the Trust.

At least quarterly, the Adviser will provide to the Board of Trustees of the Trust, and the Trustees will review, a written report of the amounts expended under the Plan and any related agreement, and the purposes for which such expenditures were made.  The Plan will continue in effect until the next annual approval of the Plan by the Board of Trustees and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan.   All material amendments to the Plan must be approved by a vote of the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.  Any amendment to the Plan that materially increases the costs that the Fund may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund.   The Plan may be terminated at any time by: (a) a majority vote of the Independent Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund.

If shareholders approve the New Plan, fees and expenses paid by Fund shareholders will be affected as follows:

Shareholder Fees  (fees paid directly from your investment)

	Current	Proposed
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds) (1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)(2)	None	None

Annual Fund Operating Expenses  (expenses that are deducted from Fund assets)

	Current	Proposed
Management Fees	1.00%	0.75%
Distribution and/or Shareholder Servicing (12b-1) Fees	0.25%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%
Other Expenses (3)	1.61%	1.61%
Gross Annual Fund Operating Expenses (4)	2.87%	2.87%
Adviser Fee Waiver	(1.11)%	(1.11%)
Total Annual Fund Operating Expenses	1.76%	1.76%

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(1)  You may be charged a contingent deferred sales charge ("CDSC") in the amount of the commission paid by the distributor on the shares you purchased, if you purchase more than $1 million Class A shares and redeem them within 18 months of your purchase.

(2)  There is a $15 wire transaction fee for redemptions made by wire.

(3) These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses are based on expenses incurred for the Fund’s last fiscal year.

(4)  The Adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least February 28, 2010 to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.75% for Class A shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same (except for year 1).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current	Proposed
1 Year	$744	$744
3 Year	$1,314	$1,314
5 Year	$1,909	$1,909
10 Year	$3,511	$3,511

Evaluation By The Board of Trustees.

In deciding to recommend the adoption of the New Plan, the Board of Trustees considered a variety of factors.  The Trustees also consulted with counsel who is not counsel for the Adviser.  The Board of Trustees believes that there is a reasonable likelihood that the Amended Plan will benefit the Fund and its shareholders, and that the fees paid under the Amended Plan are fair and reasonable in light of the services to be provided.

The Trustees considered the circumstances giving rise to the need for the Plan and whether the Plan addressed those needs.  The Trustees discussed the fact that the Fund is still relatively small, and that the New Plan is expected to attract and retain new assets.  The New Plan provides an incentive to financial institutions to make the Fund available to their customers and supplies the resources financial institutions need to provide high quality shareholder servicing.  The Trustees agreed that, with additional assets, it becomes more feasible to further diversify the Fund when the Adviser believes that further diversification is desirable.  The Trustees agreed that it is important for the Fund to grow in order to realize economies of scale and reduce expenses paid by shareholders.  They acknowledged that, due to the small size of the Fund, the Adviser has been subsidizing the Fund.  The Board members agreed that the Adviser was more likely to continue serving as the investment adviser if the Fund grows and the subsidization is reduced or eliminated.  They noted that the Adviser’s decision to reduce its management fee was significant to their decision to approve the New Plan.

The Board of Trustees discussed whether the New Plan was a reasonable option considering the characteristics of the Fund and the type of investors to which the New Plan is directed.  The Board noted that the actual distribution related expenses incurred by the Adviser may, in the future, be less than the 12b-1 fees that the Adviser receives from the Fund.  While the Trustees considered alternatives, such as a plan under which the Fund reimburses the Adviser for actual expenditures, it did not consider other alternatives to be as flexible as the proposed Plan. In addition, the Trustees indicated that the level of distribution related expenses incurred by the Adviser compared to the 12b-1 fees would be taken into consideration annually when the Board considers the Plan for renewal.  Finally, the Board of Trustees considered whether any other party would benefit from the Plan in addition to the Fund.  The Board of Trustees recognized that a greater level of fund assets could benefit the Adviser, by increasing its management fee revenue to the extent that the Plan succeeds in attracting and retaining assets.  However, as stated above, a larger asset base also benefits Fund shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE NEW DISTRIBUTION PLAN.

PROPOSAL 2:  ELECTION OF TRUSTEE

In this proposal, shareholders are being asked to elect Michael Blank to the Board of Trustees of the Trust.  Mr. Blank has agreed to serve on the Board of Trustees for an indefinite term.  Mr. Blank was nominated for election by Neal Chorney and Daniel Mainzer, both incumbent Trustees, each of whom is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Blank was recommended to the Independent Trustees for nomination by Mr. Miller.  The entire Board of Trustees elected Mr. Blank on February 3, 2009.

The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement in the future, the Board of Trustees now proposes to have shareholders elect Mr. Blank to his position.  Even if he is not elected by shareholders, Mr. Blank will assume office on or about March 1, 2009.

During the fiscal year ended October 31, 2008, the Board of Trustees met four times.  No Trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominee and Incumbent Trustees

The nominee is considered to be an Independent Trustee.  Information about the Nominee, including his addresses, age, principal occupation during the past five years, and other current public directorships, is set forth in the table below.

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
Michael Blank 8 Parmenter Road Framingham, MA 01701 Age: [58]	N/A	N/A	Principal, Rivermoor Realty Trust (1991 to present); Principal, Braintree Street Realty LLC (1986 to present); Co-Owner Arthur Blank & Company Inc., a plastic card manufacturer, Boston MA (1974 – 2007)	3	Board of Directors JNF New England

In addition to Mr. Blank, the Trust has three incumbent Trustees.  The following tables provide information regarding the incumbent Trustees, as well as the officers of the Trust.  Information relating to the incumbent Independent Trustee is presented separately.

Incumbent Independent Trustee

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Public Directorships Held by the Trustee
Neal Chorney Age 60 c/o Sunrise Financial Group 205 Church Street 3rd Fl New Haven, CT 06510	Trustee Since 2007	Indefinite	Vice President – Direct Lending, Sunrise Financial LLC (2006 – Present) (commercial real estate lending); Self-Employed (2006) (banking consultant); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	1	None
Daniel Mainzer Age 45 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481	Trustee Since 2007	Indefinite	Principal, Kahn, Litwin, Renza & Co., Ltd. (1/2009 – Present) (certified public accounting firm); Partner, Sullivan Shuman & Freedberg LLC (2002 – 2008) (certified public accounting firm)	1	None

Incumbent Interested Trustee and Trust Officers

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Directorships Held by the Trustee
Gregory Miller[1] Age 59 Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481	Trustee, President, and Treasurer Since 2007	Trustee term is indefinite; officers serve until successors are elected annually.	Chief Executive Officer and Chief Investment Officer, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	1	None
Darlene Murphy Age 46 Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481	Secretary Since 2007	Officers serve until successors are elected annually.	President, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	n/a	n/a
Michael J. Wagner Age 58 450 Wireless Blvd. Hauppauge, NY 11788	Chief Compliance Officer Since 2007	Officers serve until successors are elected annually.

President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GenCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006), Gemini Fund Services, LLC (provides administration, transfer agency, and fund accounting services to mutual funds),

				n/a	n/a

1 Gregory Miller is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Trust's investment adviser.

The following table sets forth the aggregate dollar range of equity securities of the Fund owned by each Nominee and each incumbent Trustee of the Trust as of December 31, 2008.  The Fund is the only mutual fund overseen by the Trustees.  The Fund is not part of a family of mutual funds.

Trustee/Nominee	Dollar Range of Equity Securities in the Fund
Michael Blank	over $100,000
Neal Chorney	$10,0001-$50,000
Daniel Mainzer	$10,0001-$50,000
Gregory Miller	over $100,000

Trustee and Officer Compensation

The following table provides information regarding Trustee compensation for the fiscal year ended October 31, 2008.

Name and Position	Aggregate Compensation for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee Service to Trust
Neal Chorney Trustee	$4,000	$0	$0	$4,000
Daniel Mainzer Trustee	$4,000	$0	$0	$4,000
Gregory Miller President and Trustee	$0	$0	$0	$0

Standing Committees

The Audit Committee is composed of all of the Independent Trustees.  The Audit Committee meets at least twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  During the fiscal year ended October 31, 2008, the Audit Committee met two times.  The Audit Committee Charter is attached as Exhibit B.

The Board has a Nominating Committee that consists of all of the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.   During the fiscal year ended October 31, 2008, the Nominating Committee did not hold any meetings.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers and any other source the independent Trustees consider appropriate.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD OF TRUSTEES.

OPERATION OF THE FUND

The Fund is a non-diversified series of Miller Investment Trust, an open-end management investment company organized as an Ohio business trust on August 3, 1999.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Trust currently retains Wellesley Investment Advisors, Inc., located at The Wellesley Office Park, 20 William Street, Wellesley, MA 02481, as its investment adviser.  Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“Gemini”), has been retained to manage the Trust’s business affairs and provide the Trust with administrative services, and to act as the Fund’s transfer agent and fund accountant.  The Trust also retains Northern Lights Distributors, LLC., 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (the “Distributor”), to act as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Distribution Plan, for the election of the new Trustee, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on February 16, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 2,612,039.098 shares of beneficial interest of the Fund issued and outstanding as of the Record Date.  There were 2,543,272.086 Class A shares outstanding as of the Record Date.  Only Class A shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 1.   All shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding Class A shares of the Fund is required for the approval of the proposed Distribution Plan.  As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the class, whichever is less.  Election of the Trustee requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed Distribution Plan, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect.

MANAGEMENT OF THE TRUST

Gregory Miller is a Trustee and officer of the Trust and a shareholder of Wellesley Investment Advisors, Inc., the adviser to the Fund.  Darlene Murphy is Secretary of the Trust and a shareholder of Wellesley Investment Advisors, Inc.  As of the Record Date, the Trust knows of no other Trustee or officer of the Trust who has a material direct or indirect interest in Gemini Fund Services, LLC, Northern Lights Distributors, LLC, or Wellesley Investment Advisors, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group 7.67% of the outstanding shares of the Fund, and less than 1% of the Class A Shares of the Fund.  As of the Record Date, the Trustees and officers of the Trust beneficially owned shares of the Fund as follows:

Class A

Shares

%Shares

Wellesley Investment Advisors

c/o Greg Miller and Darlene Murphy

5,057.134

*

Daniel Mainzer

1,414.193

*

Neal Chorney

2,515.034

*

Class I

Shares

%Shares

Wellesley Investment Advisors

c/o Greg Miller and Darlene Murphy

5,067.691

7.37%

* less than 1%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Class A

Shares

%Shares

Charles Schwab

651,161,157

26.60%

Class I

Wellesley Investment Advisors

  5,067.691

  7.37%

Ameritrade

34,411.352

50.04%

Ameritrade

11,515.077

16.75%

Ameritrade

  4,544,497

  6.61%

Ameritrade

13,228.395

19.24%

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS AND ANNUAL MEETING

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Ms. Darlene Murphy, Secretary, Miller Investment Trust, c/o Wellesley Investment Advisors, Inc., The Wellesley Office Park, 20 William Street, Wellesley, MA 02481.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting and proxy and any additional materials relating to the meeting will be paid by Gemini Fund Services, LLC ("Gemini").   The cost of soliciting proxies will be paid by the Adviser.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Gemini and the Adviser.  As the meeting date approaches, shareholders of the Fund may receive a call from a representative of Gemini or the Adviser if the Fund have not yet received their vote. Authorization to permit Gemini or the Adviser to execute proxies may be obtained by telephonic instructions from Fund shareholders.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, Gemini or the Adviser is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to Gemini or the Adviser by the Fund, Gemini or the Adviser representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal.  The representative of the Adviser, Gemini, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement (except in cases where the shareholder is a client of the Adviser, in which case the Adviser can make a recommendation).  Gemini or the Adviser will record the shareholder’s instructions on the card. Within 72 hours, Gemini or the Adviser will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call Gemini or the Adviser immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 877- 441- 4434, or write the Trust’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on March 27, 2009:

The notice of meeting, proxy statement and shareholder ballot is available at www.millerconvertiblefund.com.

BY ORDER OF THE BOARD OF TRUSTEES

Darlene Murphy, Secretary

February 27, 2009

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN

 IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

EXHIBIT A

MILLER INVESTMENT TRUST

PLAN OF DISTRIBUTION

PURSUANT TO RULE 12b-1

(Adopted February 3, 2009)

WHEREAS, Miller Investment Trust, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the “Shares”), which may be divided into one or more series of Shares (“Series”); and

WHEREAS, the Trust currently intends to offer one Series:  the Miller Convertible Fund (the "Fund"); and

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Disinterested Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan, by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

NOW THEREFORE, the Trust hereby adopts this Plan for the Class A Shares of the Fund, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

1.

Distribution Activities.  Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Class A Shares of the Fund, which activities may include, but are not limited to, the following:  (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Fund Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Fund Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class A Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.

Annual Fee.  The Fund will pay the Fund’s investment adviser (“the Adviser”) an annual fee for the Adviser’s services in connection with the sales and promotion of the Class A Shares of the Fund, including its expenses in connection therewith (collectively, “Distribution Expenses”).  The annual fee paid to the Adviser under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate of 0.50% of the average daily net assets of the Class A Shares of the Fund.  Payments received by the Adviser pursuant to this Plan are in addition to fees paid by the Fund pursuant to the Management Agreement.

3.

Term and Termination.

(a)

This Plan shall become effective with respect to the Fund on the day before the first public sale of its shares, provided the Plan has been approved by majority votes of:  (i) the Trust’s Board of Trustees; and (ii) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

(b)

This Plan shall remain in effect for the period of one year from the date determined pursuant to paragraph 3(a) above and may be continued thereafter if this Plan is approved at least annually by a majority of the Trust’s Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

(c)

This Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class A Shares of the Fund.  If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

4.

Amendments.  All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof.  In addition, this Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof for the Fund unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

5.

Selection and Nomination of Trustees.  While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

6.

Quarterly Reports.  The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.

Recordkeeping.  The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

8.

Limitation of Liability.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Securities and Exchange Commission and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of the Fund under this instrument are not binding upon the Trustees, the shareholders of the Trust individually or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.

EXHIBIT B

Miller Investment Trust

Audit Committee Charter

Composition and Operation of the Audit Committee

1.

The Committee shall be composed entirely of independent trustees.

2.

The Committee may elect a chairperson, who will preside over Committee meetings.

3.

A majority of the Committee’s members will constitute a quorum.  At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

4.

The Committee shall meet at such times as it determines.

5.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

Purposes of the Audit Committee

1.

The purposes of the Committee are:

(a)

to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)

to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditors regarding financial reporting;

(c)

to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

(d)

to act as a liaison between the Trust’s independent auditors and the full Board of Trustees.

2.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit.

Duties and Powers of the Audit Committee

1.

To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services1 provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser,2 or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

___________

1 The Sarbanes-Oxley Act of 2002 prohibits a Fund's independent accountant from providing certain enumerated non-audit services contemporaneously with the Fund's audit.  These services include:  (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.

2 This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(b)

to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(c)

to review the audited financial statements and make recommendations to the Board regarding approval of such statements;

(d)

to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(e)

to review the fees charged by the auditors for audit and non-audit services;

(f)

to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee; and

2.

The Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

3.

The Committee shall perform such other functions consistent with this Charter, the Trust’s Declaration of Trust, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate.

PROXY

MILLER CONVERTIBLE FUND

SPECIAL MEETING OF SHAREHOLDERS

MARCH 27, 2009

The undersigned shareholder of the Miller Convertible Fund (the "Fund"), a series of Miller Investment Trust (the "Trust"), hereby nominates, constitutes and appoints Jim Colantino, Andrew Rogers and Emile Molineaux, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust's administrator, 450 Wireless Blvd., Hauppauge, New York 11788, on March 27, 2009 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1. Approval of the Amended Distribution Plan pursuant to Rule 12b-1.

⁪ FOR                            ⁪ AGAINST                        ⁪ ABSTAIN

                                                      2.

                                                        Elect Michael Blank to the Board of Trustees.

                                        ⁪ FOR

                                         ⁪ ABSTAIN

The Board of Trustees recommends a vote "FOR" the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE 1-877- 441- 4434.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:30 AM TO 4:00 PM EASTERN TIME

DATED:________, 2009

_______________________________

(Signature of Shareholder)

DATED:________, 2009

_______________________________

(Signature of Joint Shareholder)

 (Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on March 27, 2009:

The notice of meeting, proxy statement and shareholder ballot is available at www.millerconvertiblefund.com.